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                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (nos. 33-47817 and 33-47818) of Waste Recovery, Inc. of our report dated January 24, 1997 appearing on page F-3 of this Form 10-K.



                                                     COHEN & ROSEN, CPA, P.C.


New York, New York
March 16, 1998